NEWS RELEASE

CONTANGO ORE, INC.

Contango Ore Intersects 60.22 g/t Gold over 5.92 meters, including 294.77 g/t Gold over 1.16 meters from Underground Drilling Program at the Lucky Shot Project, Alaska, USA.

FAIRBANKS, AK – (February 25, 2026) – Contango ORE, Inc. (“Contango” or the “Company”) (NYSE American: CTGO) is pleased to report initial assay results from the ongoing 2025/2026 underground diamond drilling program at the Lucky Shot Project in Alaska. The current program represents the first phase of a multi-phase underground and surface exploration campaign designed to support resource expansion and in-fill confidence upgrades as well as technical studies intended to support a mineral resource update and feasibility study planned for H1 2027.

Select Highlights Include:

•
LSU25031: 5.92 m averaging 60.22 g/t Au, including
o
1.16 m averaging 294.77 g/t Au (KM vein)
•
LSU25030: 2.45 m averaging 8.17 g/t Au (L2 vein)
•
LSU25032: 8.22 m averaging 2.92 g/t Au (L2 vein)
•
LSU25036: 1.90 m averaging 8.29 g/t Au (KM vein)
•
LSU25039: 5.28 m averaging 5.45 g/t Au (L1c vein)
•
LSU25041: 0.50 m averaging 82.33 g/t Au (L1c vein)
•
LSU25042: 1.06 m averaging 11.24 g/t Au (L1b vein)
•
LSU25045: 3.86 m averaging 7.11 g/t Au (L2 vein)
•
LSU25050: 0.31 m averaging 99.75 g/t Au (KM vein)

Rick Van Nieuwenhuyse, President & CEO said: “We are pleased with the progress being made on the underground drilling program at Lucky Shot. The program is being executed with a clear technical mandate to deliver a feasibility study in H1 2027 demonstrating a Direct Shipping (DSO) approach to developing Lucky Shot. This initial phase is about validating the geological model, tightening structural controls, and generating high-quality data from well-constrained drill platforms. The results to date confirm the continuity of the historically mined Lucky Shot vein, advance our understanding of other subsidiary veins like the L1b and L1c veins that will add to the mineral resource inventory. We are also excited about the discovery of new mineralized structures including the KM vein, which represents a new mineralized structural orientation at roughly right angles to the Lucky Shot shear zone. More drilling will be required to understand the significance of this new high-grade vein structure. Our focus remains on disciplined execution, data quality, and building confidence step-by-step as we advance the project. We look forward to continuing to report drill results from the Lucky Shot drilling periodically.”

The 2025/2026 underground drilling program commenced in November 2025 and has successfully completed 20 HQ diamond drill holes totaling 2,063 meters from four underground drill stations located along the western side of the West Drift (Figure 1). Drilling was conducted from established underground infrastructure, allowing for precise targeting of known vein structures and improved drill orientation control. Approximately 40 additional holes are currently planned and ongoing with this first drilling phase expected to be completed by the end of April 2026. Drilling is targeting the historically mined Lucky Shot vein (“L2 vein”) and underlying L1b and L1c veins historically undeveloped, as well as testing newly discovered mineralized structures identified from underground exposures and new drill intercepts such as the KM vein.

Program Highlights

•
Successful startup of underground drilling during winter operations
•
2,063 meters drilled in 20 HQ diamond drill holes from four underground drill stations
•
Confirmation of mineralization within the known Lucky Shot vein system (L2, L1b, and L1c veins)
•
Identification and drill confirmation of a previously unmodeled mineralized structure designated the “KM vein”

2025/2026 Drill Results

Drilling commenced from the 403-drill station at the western extent of the current underground development and is progressing eastward along the West Drift through successive drill stations (Figure 1). Drill hole fans are designed to test the down-dip and along-strike continuity of the historically mined L2 vein, while also targeting the underlying L1b and L1c veins, which were modeled in the Company’s May 2023 S-K 1300 Technical Report Summary but remain less constrained by drilling.

The L2 vein is the primary mineralized structure at Lucky Shot and was the focus of historical underground production. The L1b and L1c veins, which lie structurally below the L2 vein, were targeted to evaluate their thickness, mineralized extent, and structural continuity in areas with limited historical drilling. Multiple drill holes intersected these veins, often with visible gold (VG) with assays demonstrating gold mineralization consistent with historical observations and confirming the presence of multiple stacked mineralized structures within the Lucky Shot vein system.

North (Y)
DRILLING COMPLETED
(this release)
DRILLING ONGOING
403
403a
443
464
+6852200
+6852150
+6852100
+6852050
+6852000
+6851950
+6851900
+6851850
+6852200 N
+6852000 N
L2 Vein Model
WEST DRIFT
ENSERCH TUNNEL
Plunge +90
Azimuth 000
Looking down
0
50
100
150
200
+372400 E
+372600 E
+3

Figure . Map showing the completed and planned underground drilling of the L2 vein from the West Drift underground development.

In addition to testing modeled veins, drilling intersected a previously unmodeled shallow-dipping mineralized structure in four drill holes from the 403, 403a, and 464 drill stations. This structure corresponds spatially and structurally with gold-bearing mineralization exposed in the West Drift walls and has been designated the KM vein (Figure 2). Drill highlights from this structure include:

•
LSU25031: 5.92 m averaging 60.22 g/t Au from 6.34 m depth, including 1.16 m averaging 294.77 g/t Au
•
LSU25035: 0.94 m averaging 1.24 g/t Au from 1 m depth
•
LSU25036: 1.90 m averaging 8.29 g/t Au from 11.10 m depth
•
LSU25050: 0.31 m averaging 99.75 g/t Au from 22.62 m depth

Detailed geological logging and structural interpretation indicate that the KM vein is a discrete mineralized structure, distinct from the L2, L1b, and L1c veins. The orientation and grade characteristics of the KM vein are consistent with gold mineralization previously reported from underground exposures in the West Drift, including a reported channel sample interval averaging approximately 139 g/t Au over 1.5 meters (Figure 2; Contango press release dated November 19, 2025).

The drill confirmation of the KM Vein demonstrates that the current geological model does not fully capture the structural complexity of the Lucky Shot system. The presence of multiple stacked and variably oriented mineralized structures suggests additional exploration potential within the existing underground footprint (Figure 3). Ongoing drilling is focused on refining structural orientation, continuity, and thickness to better constrain this emerging target.

Table . Significant Assay Intersections from 2025/2026 Drill Program at the Lucky Shot Project

Hole ID	From (m)	To (m)	Length (m)	Au (g/t)	LS Vein	Visible Gold Observed*
LSU25030	29.83	30.52	0.69	2.89	L1c	YES
	87.37	89.82	2.45	8.17	L2
	92.61	93.56	0.95	1.17	L2
	94.80	95.96	1.16	1.47	L2
LSU25031	6.34	12.26	5.92	60.22	KM
(includes)	11.1	12.26	1.16	294.77	KM	YES
LSU25032	41.60	42.50	0.90	9.87	L1b
	77.74	85.96	8.22	2.92	L2
LSU25033	25.80	28.95	3.15	1.46	L1b
	65.36	67.09	1.73	2.19	L2
LSU25034	83.50	87.40	3.90	2.14	L2
LSU25035	0.00	0.94	0.94	1.24	KM
	122.70	123.20	0.50	1.36	L2
LSU25036	5.60	8.40	2.80	2.99	KM
	11.10	13.00	1.90	8.29	KM
	24.90	25.70	0.80	1.54	L1c
	31.70	32.37	0.67	1.12	L1c
LSU25037	84.30	85.16	0.86	1.10	L2
LSU25038	31.25	32.40	1.15	1.36	Unassigned
	72.58	76.05	3.47	2.60	L2
LSU26039	12.50	17.78	5.28	5.45	L1c
	57.00	58.56	1.56	4.43	L2
LSU26040	14.50	16.00	1.50	4.51	L1c
	17.52	18.02	0.50	1.41	L1c
	24.59	25.40	0.81	1.26	L1b
	59.50	60.00	0.50	3.16	L2	YES
	61.26	62.66	1.40	1.27	L2
	68.50	69.26	0.76	1.08	Unassigned
LSU26041	19.59	20.09	0.50	82.33	L1c	YES
	23.46	24.24	0.78	2.65	L1c
	45.31	46.10	0.79	1.78	L1b
	73.40	74.80	1.40	4.00	L2
LSU26042	24.00	24.53	0.53	5.17	L1c
	27.00	28.16	1.16	2.08	L1c
	69.60	70.66	1.06	11.24	L1b	YES
	73.63	74.30	0.67	3.08	L1b
Hole ID	From (m)	To (m)	Length (m)	Au (g/t)	LS Vein	Visible Gold Observed*
LSU26043	38.83	40.88	2.05	1.47	L1c
	50.02	50.58	0.56	2.75	L1c
	52.75	53.87	1.12	1.05	L1c
	56.87	57.75	0.88	3.62	L1c
	133.20	137.92	4.72	3.12	L2	YES
LSU26044	29.78	30.28	0.50	1.21	L1c
	35.38	35.88	0.50	64.34	L1c	YES

	82.24	83.35	1.11	8.25	L2
LSU26045	21.78	22.40	0.62	1.14	L1c
	25.40	25.91	0.51	27.85	L1c	YES
	38.34	42.20	3.86	7.11	L1c	YES
	80.66	81.16	0.50	2.43	L2
	84.54	85.26	0.72	42.59	L2
LSU26046	15.84	17.31	1.47	1.25	L1c
	50.67	51.17	0.50	1.46	L2	YES
	63.20	63.70	0.50	1.26	L2	YES
LSU26047	10.90	11.40	0.50	1.05	L1c
	17.41	19.65	2.24	0.74	L1c
	56.65	57.16	0.51	1.36	L2
LSU26048	10.29	11.00	0.71	7.56	L1c
	20.68	21.22	0.54	7.55	L1c	YES
	63.96	66.13	2.17	2.60	L2
LSU26050	22.62	22.93	0.31	99.75	KM	YES

* Visible gold observations are qualitative geological observations made during core logging. The presence of visible gold does not necessarily indicate higher gold grades, mineral continuity, metallurgical performance, or economic significance. Gold assay results are derived from laboratory analysis and are the only quantitative measure of gold content. All drill core was systematically logged for visible gold; blank entries indicate no visible gold observed.

Figure 2. KM vein underground exposures in the West Drift.

Drill Station 2090W_443
340°
160°
A
A'
DRILLING COMPLETED
(this release)
DRILLING ONGOING
L2 Vein Model
WEST DRIFT
ENSERCH TUNNEL
990m
970m
950m
930m
910m
LSU26039
LSU26040
LSU26041
LSU26042
L2 Vn
L1b Vn
L1c Vn
VG
VG
VG
1.56m @ 4.43 g/t Au
0.50m @ 3.16 g/t Au
5.28m @ 5.45 g/t Au
1.50m @ 4.51 g/t Au
1.06m @ 11.24 g/t Au
0.53m @ 5.17 g/t Au
0.50m @ 83.33 g/t Au
WEST DRIFT
x: 372386m
y: 6852178m
x: 372399m
y: 6852140m
x: 372413m
y: 6852103m
x: 372426m
y: 6852065m
x: 372439m
y: 6852027m
Vertical exaggeration: 1x
0m
50m
Logged Lithology
Fault
GRD
MAF INT
QVZ

Drill Station 2090W_464
356°
176°
B
B'
DRILLING COMPLETED (this release)
DRILLING ONGOING
403
403a
443
WEST DRIFT
L2 Vein Model
ENSERCH TUNNEL
990m
970m
950m
930m
910m
LSU26048
LSU26047
LSU26046
LSU26045
LSU26044
LSU26043
L2 Vn
L1b Vn
L1c Vn
VG
0.72m @ 42.59 /t Au
3.86m @ 7.11g/t Au
1.11m @ 8.25 g/t Au
4.72m @ 3.12 g/t Au
0.54m @ 7.55 g/t Au
0.71m @ 7.56 g/t Au
0.50m @ 64.34 g/t Au
0.51m @ 27.85 g/t Au
WEST DRIFT
x: 372456m
y: 6852212m
x: 372459m
y: 6852172m
x: 372461m
y: 6852132m
x: 372464m
y: 6852092m
x: 372467m
y: 6852052m
Lithology
FEL INT
MAF INT
Fault
QVZ
GRD
Vertical exaggeration: 1x
0m
50m

Figure 3. Cross-section view through drill stations 443 and 464 fans showing logged geology, interpreted vein location, logged visible gold occurrences and reported Au assays. A-A’ Drill fan through drill station 443 looking east. B-B’ Drill fan through drill station 464 looking east.

LSU26044: 35m – 0.50m @ 64.34 g/t Au
VG
LSU26045: 40m – 3.86m @ 7.11 g/t Au
VG
LSU26050: 22.75m – 0.31m @ 99.75 g/t Au
VG
LSU26041: 20m – 0.5m @ 82.33 g/t Au
VG

Figure 4. Visible gold observed in LSU26041, LSU26044, LSU045, and LSU26050.

Intervals reported are downhole (drilled) lengths. True widths are not known at this time due to the variable orientation of mineralized structures relative to drill hole orientation. Reported gold grades are length-weighted averages of sampled intervals. Unless otherwise stated, no grade capping has been applied. Visible gold observations are qualitative and are not a substitute for assay results and are not necessarily indicative of higher grades or continuity.

Quality Assurance and Quality Control

Contango’s drilling and sampling programs are conducted in accordance with industry best practices and applicable SEC S-K 1300 requirements. All drill core is systematically logged, photographed, and sampled under the supervision of the Company’s Qualified Person.

QA/QC procedures include the regular insertion of certified reference materials, blanks, and duplicate samples into the analytical stream every 10 samples. Mineralized intervals are sampled as whole core, with half-core shoulder samples extending approximately 5 meters on either side of mineralized zones. Samples are sealed and transported under a documented chain of custody to the laboratory.

Analytical testing was performed by Bureau Veritas North America, with sample preparation conducted in Fairbanks, Alaska. Gold analyses for mineralized intervals were completed using a two-cycle PhotonAssay™ method by Paragon Geochemical in Vancouver, British Columbia. Published lower limit of detection of this two-cycle PhotonAssay is 0.015 g/t Au. All samples additionally undergo multi-element ICP-MS analysis (BV analytical code – MA200) to quantify minor and trace associated mineralization.

WEBINAR

Please join CEO, Rick Van Nieuwenhuyse and VP Exploration, Dave Larimer, for a live webinar on February 25, 2026 at 3:00pm EST / 12:00pm PST: https://6ix.com/event/contango-ore-intersects-6022-gt-gold-over-592-meters-at-lucky-shot

Mr. Van Nieuwenhuyse and Mr. Larimer will be available to take live questions following a brief discussion.

QUALIFIED PERSONS

The scientific and technical information contained in this news release has been reviewed and approved by Dave Larimer, CPG, VP, Exploration for Contango ORE, Inc., who is a Qualified Person as defined by SEC Regulation S-K 1300. Dave Larimer is not independent of the Company.

ABOUT CONTANGO

Contango is a NYSE American listed company that engages in the exploration for and development and production of gold and associated minerals in Alaska. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project, which consists of mineral rights to approximately 21,000 acres located near tidewater, 125 miles southwest of Anchorage, Alaska, from the underlying owner, CIRI, (ii) a lease on the Lucky Shot project, which consists of mineral rights to approximately 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska, from the underlying owner, Alaska Hardrock Inc., (iii) mineral rights to approximately 145,000 acres of State of Alaska mining claims, and (iv) mineral rights to approximately 11,700 acres of State of Alaska mining claims and upland mining leases, all of which give Contango the exclusive right to explore and develop minerals on these lands. Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding Contango that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes,” “ensures,” “forecasts,” “predicts,” “proposes,” “contemplates,” “aims,” “seeks,” “continues,” “potential”, “positioned,” “strategy,” “outlook,” “future,” “going forward,” “designed to,” and similar expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might,” “will”, “should”, “would,” or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the mining industry (for example, operational risks in exploring for and developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s operations or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango ORE, Inc.
Rick Van Nieuwenhuyse

(907) 388-7770

www.contangoore.com